BLACKROCK FUNDS II

BlackRock Investment Grade Bond Portfolio

(the “Fund”)

Investor A and Institutional Shares

Supplement dated September 30, 2016 to

the Summary Prospectus and Prospectus, each dated January 28, 2016

In connection with the changes to the Fund’s investment objective and investment strategies previously approved by the Board of Trustees of BlackRock Funds II (the “Board”), effective October 1, 2016, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to (i) waive the Fund’s management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates, and (ii) cap the Fund’s Other Expenses, excluding certain expenses described in the Prospectuses, so that they do not exceed a certain limit for the Fund’s Investor A and Institutional Shares.

In addition, on September 14, 2016, the Board approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund is effective on October 1, 2016.

Effective October 1, 2016, the following changes are made to the Summary Prospectus and Prospectus, as applicable:

Changes to the Fund’s Fees and Expenses

The table and example in the section of the Summary Prospectus entitled “Key Facts About BlackRock Investment Grade Bond Portfolio — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Investment Grade Bond Portfolio — Fees and Expenses of the Fund” are hereby deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee[2,3]	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[4]	0.56%	0.49%
Acquired Fund Fees and Expenses[5,6]	0.13%	0.13%
Total Annual Fund Operating Expenses[5]	1.29%	0.97%
Fee Waivers and/or Expense Reimbursements[3,4,7]	(0.59)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,4,7]	0.70%	0.45%

[1]	A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

[2]	Management Fee has been restated to reflect current fees.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 65, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 65, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses (excluding Dividend Expense, Interest Expense and certain other Fund expenses) to 0.09% of the average daily net assets for Investor A and Institutional Shares through April 30, 2018. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the Acquired Fund Fees and Expenses or the restatement of Management Fee to reflect current fees.

[6]	Acquired Fund Fees and Expenses have been estimated for the current fiscal year.

[7]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 65, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.70% (for Investor A Shares) and 0.45% (for Institutional Shares) of average daily net assets through April 30, 2018. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$469	$737	$1,025	$1,844
Institutional Shares	$46	$257	$486	$1,142

The section of the Prospectus entitled “Management of the Funds — BlackRock” is supplemented as follows:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Managed Income Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Managed Income Fund.

The seventh, eighth, ninth and tenth paragraphs and the table disclosing contractual caps which accompanies the eighth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” are deleted with respect to the BlackRock Investment Grade Bond Portfolio and replaced with the following:

BlackRock has agreed to cap other expenses and net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) in the case of net expenses, expenses incurred directly or indirectly by the Managed Income Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below and in the Fund’s fees and expenses table in the

Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the other expenses and operating expenses exceed certain limits.

With respect to the Managed Income Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses and Total Annual Fund Operating Expenses to the amounts noted below.

	Contractual Caps[1] on Other Expenses[2] (excluding Dividend Expense, Interest Expense and certain other Fund expenses)	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Managed Income Fund
Investor A Shares	0.09%	0.70%
Institutional Shares	0.09%	0.45%

[1]	The contractual caps are in effect through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

With respect to each contractual agreement described above, if during the Managed Income Fund’s fiscal year the other expenses or operating expenses, as applicable, of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the applicable expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the applicable expense limit for that share class exceeds the other expenses or operating expenses, as applicable, of the share class for the current fiscal year, provided that: (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

As stated above, the waivers and reimbursements described in the table above do not include Interest Expense. The Managed Income Fund’s Interest Expense is required to be reported as part of other expenses and operating expenses in the Fund’s expense table for accounting purposes. The Managed Income Fund incurs Interest Expense when making certain investments to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Managed Income Fund’s use of those investments.

Changes to the Fund’s Underlying Funds and Exchange-Traded Funds

In addition to the underlying funds and exchange-traded funds described in the supplement dated August 1, 2016, the section of the Prospectus entitled “Details About the Fund — Information about Underlying Funds and ETFs” is amended to add the following:

Description of Underlying Funds

Fund Name	Investment Objective and Principal Strategies

BlackRock High Yield Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management.

The fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fund may also invest in convertible and preferred securities. Convertible debt securities will be counted toward the fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or to seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

BlackRock Global Dividend Portfolio

The investment objective of the fund is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the fund seeks to provide long-term capital appreciation.

Under normal circumstances, the fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30% of its assets outside of the U.S.). The fund will primarily invest in common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. The fund may

Fund Name	Investment Objective and Principal Strategies
BlackRock Global Dividend Portfolio (continued)

invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based. The fund may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund may invest in shares of companies through initial public offerings (“IPOs”) and “new issues.”

The fund may invest up to 20% of its net assets in global fixed income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed income securities will be made on an opportunistic basis. The fund may invest in fixed-income securities of any duration or maturity.

The fund has no geographic limits in where it may invest and has no specific policy on the number of different countries in which it will invest. The fund may invest in both developed and emerging markets. The fund may emphasize foreign securities when fund management expects these investments to outperform U.S. securities. The fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund or to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (at least 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from this allocation.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund is a non-diversified portfolio under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Description of ETFs

Fund Name	Investment Objective and Principal Strategies

iShares 10+ Year Credit Bond ETF

The fund seeks to track the investment results of an index composed of long-term, investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years.

The fund seeks to track the investment results of the Barclays U.S. Long Credit Index (the “Underlying Index”), which is a broad index designed to measure the performance of long-term, investment-grade U.S. corporate bonds and U.S. dollar denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years. Component securities include publicly-issued debt of U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials, industrials, telecommunications and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The securities in the Underlying Index have $250 million or more par amount outstanding, and have at least 10+ years to final maturity regardless of optionality. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a fixed-rate, although they can carry a coupon that steps-up or changes according to a predetermined schedule, and must be rated investment grade (Baa3/BBB-/BBB-) or higher using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, Inc. after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower (“more conservative”) rating is used. When a rating from only one agency is available, it is used to determine index eligibility. The Underlying Index is market capitalization-weighted and is rebalanced on the last business day of each month.

As of December 31, 2015, the Underlying Index consisted of 2,131 U.S. dollar-denominated issues of supranational and national entities of, and corporate entities whose principal place of business is in, the following countries or regions: Australia, Belgium, Bermuda, Brazil, Canada, Chile, China, Colombia, Finland, France, Germany, Israel, Italy, Mexico, the Netherlands, Norway, Panama, Peru, the Philippines, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, the United Kingdom, the United States and Uruguay.

iShares 1-3 Year Treasury Bond ETF

The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.

The fund seeks to track the investment results of the ICE U.S. Treasury 1-3 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than one year and less than or equal to three years. As of December 31, 2015, there were 90 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than one year and less than or equal to three years and have $300 million or more of outstanding face value, excluding amounts held by the

Fund Name	Investment Objective and Principal Strategies
iShares 1-3 Year Treasury Bond ETF (continued)	Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on April 1, 2016, the fund tracked the Barclays U.S. 1-3 Year Treasury Bond Index.

iShares 20+ Year Treasury Bond ETF

The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.

The fund seeks to track the investment results of the ICE U.S. Treasury 20+ Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than twenty years. As of December 31, 2015, there were 33 issues in the Underlying Index.

The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. Prior to the selection of the Underlying Index on April 1, 2016, the fund tracked the Barclays U.S. 20+ Year Treasury Bond Index.

iShares CMBS ETF

The fund seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities.

The fund seeks to track the investment results of the Barclays U.S. CMBS (ERISA Only) Index (the “Underlying Index”), which measures the performance of investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities (known as “certificates”) that represent interests in “pools” of commercial mortgages. The Underlying Index includes only CMBS that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services.

The Underlying Index includes investment-grade CMBS that are ERISA eligible with $300 million or more of aggregate outstanding transaction size. In addition, the original aggregate transaction must be $500 million or more and the tranche size must be $25 million or more. CMBS certificates must have an expected life of at least one year and must be either fixed-rate or subject to an interest rate cap equal to the weighted average coupon of the underlying asset pool. Excluded from the Underlying Index are non-ERISA eligible securities, agency transactions and privately-issued securities, including those which may be resold in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). The securities in the Underlying Index are updated on the last calendar day of each month.

Fund Name	Investment Objective and Principal Strategies

iShares Core Dividend Growth ETF

The fund seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends.

The fund seeks to track the investment results of the Morningstar® US Dividend Growth IndexSM (the “Underlying Index”), which is a dividend dollars weighted index that seeks to measure the performance of U.S. companies selected based on a consistent history of growing dividends. The Underlying Index is a subset of the Morningstar® US Market IndexSM, which is a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks. Eligible companies must pay a qualified dividend, must have at least five years of uninterrupted annual dividend growth and their earnings payout ratio must be less than 75%. Companies that are in the top decile based on dividend yield are excluded from the Underlying Index prior to the dividend growth and payout ratio screens. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares Core U.S. Credit Bond ETF

The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds.

The fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2015, there were 6,459 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials, industrials, telecommunications and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (“Eurobonds”). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares Edge MSCI Min Vol USA ETF

The fund seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

The fund seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”) to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States that, in the aggregate, have lower volatility relative to

Fund Name	Investment Objective and Principal Strategies
iShares Edge MSCI Min Vol USA ETF (continued)	the broader U.S. equity market. The Underlying Index begins with the MSCI USA Index, which is a capitalization-weighted index, and then follows a rules-based methodology to optimize the index in USD and determine weights for securities in the index that seeks to minimize total risk of the MSCI USA Index. Under a rules-based methodology, securities and weighting of the index are established based on pre-established parameters and discretionary factors are not relied on. Generally, rules-based methodologies will include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling or special dividends and other distributions and treatment of corporate events. In order to determine weightings by security within the Underlying Index, MSCI constructs a portfolio of lowest expected volatility, based on Barra’s multi-factor risk model, which is determined based on the projected “riskiness” of securities in MSCI USA Index whilst subjected to established minimum and maximum weightings of index constituents, countries, sectors and risk indices including momentum, value, size, size nonlinearity, growth, liquidity and financial leverage. Components primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares Emerging Markets Dividend ETF

The fund seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets.

The fund seeks to track the investment results of the Dow Jones Emerging Markets Select Dividend Index (the “Underlying Index”), which measures the performance of a group of equity securities issued by companies in emerging market countries that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The starting universe for the Underlying Index is the Dow Jones Emerging Markets Total Stock Market Specialty Index, excluding real estate investment trusts (“REITs”) and countries classified as frontier markets.

As of March 31, 2016, the Underlying Index consisted of issuers in the following countries: Brazil, Chile, China, Colombia, the Czech Republic, Greece, India, Malaysia, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include basic materials, financials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares Emerging Markets Local Currency Bond ETF

The fund seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds.

The fund seeks to track the investment results of the Barclays Emerging Markets Broad Local Currency Bond Index (the “Underlying Index”), which measures the performance of local currency-denominated sovereign bond markets of emerging market countries.

Securities included in the Underlying Index must be issued by countries that satisfy certain eligibility requirements for emerging market countries, and meet separate security-specific requirements.

Eligible issuer countries must meet one of the following two criteria: World Bank Income group classifications of low/middle income; or International Monetary Fund

Fund Name	Investment Objective and Principal Strategies
iShares Emerging Markets Local Currency Bond ETF (continued)

(IMF) classification as a non-advanced country. Additional countries that bond investors classify as emerging markets due to factors such as investability concerns, the presences of capital controls and/or geographic considerations may also be included in the Underlying Index and are also reviewed on an annual basis. Countries that are part of the Eurozone are excluded from the Underlying Index, regardless of their rating or World Bank classification. Eligible issuer countries must also have at least the local currency equivalent of U.S. $5 billion face amount of aggregate local currency treasury debt with maturities greater than one year outstanding as of July 1 of the preceding year.

Each security issued by an eligible emerging market country included in the Underlying Index must separately have the local currency equivalent of U.S. $1 billion face amount outstanding and meet certain pricing and maturity requirements. Treasury bills and strips, floating-rate issues, inflation-linked bonds, dual currency bonds, and private placements are excluded from the Underlying Index.

As of September 30, 2015, the Underlying Index included securities issued by Brazil, Chile, Colombia, the Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Nigeria, Peru, the Philippines, Poland, Romania, Russia, South Africa, South Korea, Thailand and Turkey.

iShares Europe ETF

The fund seeks to track the investment results of an index composed of European equities.

The fund seeks to track the investment results of the S&P Europe 350TM (the “Underlying Index”), which measures the performance of the stocks of leading companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The market capitalization of constituent companies is adjusted to reflect the available float and, if necessary, any foreign investment restrictions. The stocks in the Underlying Index are chosen for market size, liquidity, industry group representation and geographic diversity. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares International Developed Real Estate ETF

The fund seeks to track the investment results of an index composed of real estate equities in developed non-U.S markets.

The fund seeks to track the investment results of the FTSE EPRA/NAREIT Developed ex-U.S. Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2016, the Underlying Index was comprised of stocks of companies in the following countries or regions: Australia, Austria, Belgium, Canada, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of March 31, 2016, the Underlying Index had a total market capitalization of approximately $640 billion. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”). The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Strategies

iShares J.P. Morgan USD Emerging Markets Bond ETF

The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds.

The fund seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”), which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2015, the Underlying Index consisted of the following 49 countries: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Serbia, Slovak Republic, South Africa, Sri Lanka, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. As of September 30, 2015, the Underlying Index’s five highest weighted countries were Mexico, Russia, Philippines, Turkey and Indonesia.

The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least 2.5 years until maturity to be eligible for inclusion and have at least 2 years until maturity to remain in the index, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country and (v) have bid and offer prices that are available on a daily and timely basis — either from an inter-dealer broker or J.P. Morgan Securities LLC — are considered for inclusion in the Underlying Index. As of September 30, 2015, the Underlying Index consisted of both investment-grade and non-investment-grade bonds. Convertible bonds are not eligible for inclusion in the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.

iShares MBS ETF

The fund seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies.

The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be

Fund Name	Investment Objective and Principal Strategies
iShares MBS ETF (continued)	investment-grade, and must have $1 billion or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares U.S. Real Estate ETF

The fund seeks to track the investment results of an index composed of U.S. equities in the real estate sector.

The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include real estate investment trusts (“REITs”). The components of the Underlying Index are likely to change over time.

Energy Select Sector SPDR Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index (the “Index”).

The Index includes securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500 Index; and (2) the Index is calculated by S&P DJI based on methodology proprietary to the Index Provider using a “modified market capitalization” methodology, which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the IRC. As of December 31, 2015, the Index was composed of 40 stocks.

SPDR Wells Fargo Preferred Stock ETF

The fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Index”).

The Index is a modified market capitalization weighted index designed to measure the performance of non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, “Preferred Securities”). Preferred Securities generally pay fixed rate distributions and typically have “preference” over common stock in the payment of distributions and the liquidation of a company’s assets — preference means that a company must pay distributions on its Preferred Securities before paying dividends on its common stock, and the claims of Preferred Securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. The Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are listed on the New York Stock Exchange or NYSE Arca, Inc. (“NYSE Arca”); (iv) maintain a minimum par value of $250

Fund Name	Investment Objective and Principal Strategies
SPDR Wells Fargo Preferred Stock ETF (continued)	million; (v) are U.S. dollar denominated; (vi) are rated investment grade by one of Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services, LLC ratings services; (vii) are publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. The Index does not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, or repackaged securities linked to a security, a basket of securities or an index. The Index is rebalanced monthly, on the final NYSE Arca trading day of each month. Issuers of Preferred Securities may be either U.S. based or foreign. As of September 30, 2015, a significant portion of the Index comprised companies in the financial sector, although this may change from time to time. As of September 30, 2015, the Index comprised 140 Preferred Securities.

SPDR Barclays Convertible Securities ETF

The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue sizes greater than $500 million.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays U.S. Convertible Bond >$500MM Index (the “Index”) or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds, with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer’s preferred stock (“Preferred Securities”) or common stock. The Index components are a subset of issues in the Barclays Convertible Composite Index. To be included in the Index, a security must meet the following requirements: (i) have an outstanding issue size greater than $500 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index is rebalanced on a monthly basis, at the end of each month. As of September 30, 2015, a significant portion of the Index comprised companies in the technology, consumer discretionary and financial sectors, although this may change from time to time. As of September 30, 2015, there were approximately 102 securities in the Index.

SPDR Barclays High Yield Bond ETF

The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays High Yield Very Liquid Index (the “Index”) or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to

Fund Name	Investment Objective and Principal Strategies
SPDR Barclays High Yield Bond ETF (continued)	as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s Financial Services, LLC, respectively, and have $500 million or more of outstanding face value. The three largest bonds of each issuer with a maximum age of five years can be included in the Index. Each index eligible issuer will be capped at two percent. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of September 30, 2015, a significant portion of the Index comprised companies in the industrial sector, although this may change from time to time. As of September 30, 2015, there were approximately 777 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.42 years.

SPDR Barclays Short Term High Yield Bond ETF

The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”) or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

The Index is designed to measure the performance of short-term publicly issued U.S. dollar-denominated high yield corporate bonds. High yield securities are generally rated below investment-grade and are commonly referred to as “junk” bonds. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed rate, taxable corporate bonds that have a remaining maturity of less than 5 years regardless of optionality, are rated between Caa3/CCC-/CCC- and Ba1/BB+/BB+ using the middle rating of Moody’s Investors Service, Inc., Fitch, Inc., or Standard & Poor’s Financial Services, LLC, respectively, and have at least a $350 million outstanding par value. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, bonds with equity-type features (e.g., warrants, convertibility), floating-rate securities and securities that move from fixed to floating-rate, Emerging Market Bonds, defaulted bonds, original issue zero coupon bonds, private placements and payment in kind securities. The Index is issuer-capped and the securities in the Index are updated on the index rebalancing date. As of September 30, 2015, a significant portion of the Index comprised companies in the industrial sector, although this may change from time to time. As of September 30, 2015, there were approximately 554 securities in the Index and the modified adjusted duration of securities in the Index was approximately 2.46 years.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

The section of the Summary Prospectus entitled “Key Facts About BlackRock Investment Grade Bond Portfolio — Investment Manager” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Investment Grade Bond Portfolio — Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of the Prospectus entitled “Management of the Funds — BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the Fund (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser will be included in the Fund’s annual shareholder report for the period ending September 30, 2016.

Shareholders should retain this Supplement for future reference.

ALLPR-IGB-0916SUP